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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JUNE 30, 2002



                            THE MEN'S WEARHOUSE, INC.
               (Exact name of registrant as specified in charter)



                  TEXAS                          1-16097                            74-1790172
        (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


           5803 GLENMONT DRIVE
             HOUSTON, TEXAS                                                            77081
(Address of Principal Executive Offices)                                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 592-7200

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                                     Page 1
                         Exhibit Index Appears on Page 4
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Item 5. Other Events.

         On June 30, 2002, the Board of Directors of The Men's Wearhouse, Inc., a Texas corporation (the "Company"), approved the amendment and restatement of the Company's Employee Stock Discount Plan (the "Plan").

         A copy of the Plan is filed as Exhibit 10.1 hereto and is hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

         10.1     - The Men's Wearhouse, Inc. Employee Stock Discount Plan (As
                    Amended and Restated Effective April 1, 2002).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE MEN'S WEARHOUSE, INC.




Dated: July 3, 2002                           /s/ NEILL P. DAVIS
                               -------------------------------------------------
                                                Neill P. Davis
                               Executive Vice President, Chief Financial Officer
                                                 and Treasurer





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   10.1                  The Men's Wearhouse, Inc. Employee Stock Discount Plan
                         (As Amended and Restated Effective April 1, 2002).



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